Exhibit 99.1


                        CERTIFICATION OF PERIODIC REPORT


I, Curt S. Culver, Chief Executive Officer of MGIC Investment Corporation (the "Company"), certify, pursuant to Section 906 of the Surbanes-Oxley Act of 2002, 18 U.S. C. Section 1350 (the "Act"), that:

(1) the Quarterly Report on Form 10-Q of the Company for the quarter ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

To the extent the Act permits the foregoing certification to be made to a standard that depends on my knowledge, such certification is made only to that standard.


Date:    August 14, 2002



                                        \s\ Curt S. Culver
                                        ----------------------------------------
                                        Curt S. Culver
                                        Chief Executive Officer